UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant
To Section 13 or 15 (d) of the
Securities Exchange Act of 1934

October 25, 2002
Date of Report (Date of Earliest Event Reported)

CALIFORNIA STEEL INDUSTRIES, INC.
(Exact name of Registrant as Specified in its Charter)

DELAWARE
(State Or Other Jurisdiction Of
Incorporation Or Organization)
333-79587	33-0051150
Commission File Number	(I.R.S. Employer
Identification Number)
14000 SAN BERNARDINO AVENUE
FONTANA, CALIFORNIA	92335
(Address Of Principal Executive Offices)	(Zip Code)

(909) 350-6200
(Registrant’s Telephone Number, Including Area Code)

ITEM 9.	REGULATION FD DISCLOSURE.

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, C. Lourenco Goncalves, in my capacity as the President and Chief Executive Officer of California Steel Industries, Inc., for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that:

the quarterly report on Form 10-Q filed by California Steel Industries, Inc., dated October 25, 2002, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and the information contained in such quarterly report fairly presents, in all material respects, the financial condition and results of operation of California Steel Industries, Inc.

Dated:    October 25, 2002

By:	/s/ C. LOURENCO GONCALVES
C. Lourenco Goncalves President and Chief Executive Officer

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CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Vicente B. Wright, in my capacity as the Executive Vice President of Finance (the Principal Financial and Accounting Officer) of California Steel Industries, Inc., for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that:

the quarterly report on Form 10-Q filed by California Steel Industries, Inc., dated October 25, 2002, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and the information contained in such quarterly report fairly presents, in all material respects, the financial condition and results of operation of California Steel Industries, Inc.

Dated: October 25, 2002

By:	/s/ VICENTE B. WRIGHT
Vicente B. Wright Executive Vice President, Finance (Principal Financial and Accounting Officer)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

October 25, 2002

CALIFORNIA STEEL INDUSTRIES, INC.

By:	/s/ VICENTE B. WRIGHT
Vicente B. Wright, Executive Vice President, Finance (Principal Financial and Accounting Officer)

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